Listing Report:Supplement No. 95 dated Nov 06, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 377534
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1996	Debt/Income ratio:	162%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$14,879	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	97%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gagirl716	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2008) 640-660 (Sep-2007) 640-660 (Aug-2007)
Principal balance:	$1,443.55	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Paying off Credit Cards
Purpose of loan:
I was recently laid off and I am trying to consolidate my credit cards into one monthy payment.?

My financial situation:
I recently moved in with my sister to help eliminate my debt. I am?working a pt retail job while I draw unemployment.? I also do contract work when possible.? I have another?Prosper loan almost paid off and I am current on payments.?The $48.00 pending on my credit file history has been cleared.

Monthly net income: $ 2445.74

Monthly expenses: $
??Housing: $0.00
??Insurance: $ 0.00
??Car expenses: $ 646.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 600.00
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429416
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2008	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$47	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rmh706	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Continue to Build Credit
Purpose of loan:
This loan will be used as a means to continue building my credit. I have one loan in my name (Lendmark) and two credit cards (Macy's and Capital One). I have never been late on any payments and have been working hard to increase my credit standing. I have recently tried to get an auto loan with no luck since my highest credit limit is $2500 (my dad ended up paying cash for the truck for me). I'm hoping that by continuing to get things in my name and paying them on time, my credit will continue to improve. My Equifax FICO score was 567 a few months ago and is already up to 699 and I hope to keep increasing it.

My financial situation:
I am a good candidate for this loan because I have always paid my bills on time and recently paid off all of my credit cards in effort to improve my credit. I know I will be able to pay this loan on time every month.

Monthly net income: $ 1600

Monthly expenses: $?1,020
??Housing: $ 0 (gf's parents pay this)
??Insurance (Health): $?75
??Insurance (Truck): $105
??Car expenses: $?250 (gas and maintenance)
??Utilities: $ 120
??Phone, cable, internet: $?95
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 125

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430560
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1988	Debt/Income ratio:	22%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$9,673	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	8
Screen name:	fameen	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	540-560 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Paying off my credit card
Purpose of loan:
This loan will be used to? pay off my credit card

My financial situation:
I am a good candidate for this loan because??I have a full time job as a Nurse supervisor at a nusing care center, I? have just started a second job at Federal Heights care center as a RN. Also I have take a loan from prosper before and had no problems paying that back.

Monthly net income: $ 5000 starting?Nov with second job

Monthly expenses: $ 2500
??Housing: $ 1600
??Insurance: $ Husband pays
??Car expenses: $ 200
??Utilities: $ Son pays
??Phone, cable, internet: $ 100
??Food, entertainment: $ Husband pays?
??Clothing, household expenses $ 100
??Credit cards and other loans: $?300
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431488
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.24%	Starting borrower rate/APR:	21.24% / 23.49%	Starting monthly payment:	$264.59

Auction yield range:	17.29% - 20.24%	Estimated loss impact:	26.14%
Lender servicing fee:	1.00%	Estimated return:	-5.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-2002	Debt/Income ratio:	22%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,486	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	hershey122	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Renovation of Rental Property
Purpose of loan:
Renovate a two-family rental property that I already own in Raleigh, NC.??Once the project is complete it will cash flow more than 700$/month.?

My financial situation:
I am a good candidate for this loan because the project will be able to pay for itself.? Renovation will be complete within 3 weeks of loan funding, after which it will be rented, and the cashflow will pay for the loan.? If any propblems should arise, my full-time employment provides me with ample income to make payments.

The HR rating is misleading, my credit report has been fixed but prosper cannot re-pull it for 30 days.?Specifically,?I paid off my credit cards, so my actual bank card utilization and revolving balance is near zero, raising my credit score to 725, and my debt-to-income ratio is much better.? I can verify this if you'd like.?

This is a low-risk investment at a high-yield interest rate!!!

Monthly net income: $ 6400

Monthly expenses: $ 2800
??Housing: $ 1950
??Insurance: $
??Car expenses: $
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 350
??Clothing, household expenses $
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431650
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.63%	Starting borrower rate/APR:	25.63% / 27.94%	Starting monthly payment:	$1,002.34

Auction yield range:	17.29% - 24.63%	Estimated loss impact:	26.42%
Lender servicing fee:	1.00%	Estimated return:	-1.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1997	Debt/Income ratio:	103%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	12y 2m
Amount delinquent:	$0	Revolving credit balance:	$25,907	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dedication-hornet	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? Pay off high interest rated credit accounts.????

My financial situation:
I am a good candidate for this loan because? I have worked very hard to obtain my credit rating and want to keep it that way.

Monthly net income: $ 1639 + I have a roommate that shares all expenses with me.

Monthly expenses: $ 1670; Household expenses are split with roommate, except for auto expenses and credit cards
??Housing: $ 370
??Insurance: $ 100
??Car expenses: $ 296
??Utilities: $ 129
??Phone, cable, internet: $ 175
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 450
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431938
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$933.93

Auction yield range:	17.29% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1985	Debt/Income ratio:	21%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$21,026	Occupation:	Executive
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	16%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dlwhiteoh	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2007)
Principal balance:	$797.04	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Re-establishing credit
Purpose of loan:
I have paid down a significant amount of debt over the past 24 months however I still have some debt that I need to consolidate. My efforts have resulted in a 100 point increase in my credit rating from the previous year. My financial situation:
I have stability at my job and have been there for more than two years and at my previous job for nearly seven years. I make a good salary and am eligible for annual bonuses. My wife I and share in paying the household expenses and both of us work fulltime. Monthly net income: $ $7,450.00Monthly expenses:
Housing: $ 2120.00 Paid by Wife
Insurance:
Home: $167.00
Life: $151.00
Auto: $450.00
Car expenses:
Car 1: $474.0
Car 2: $480.00
Car 3: $350.00
Utilities: $ 400.00
Phone, cable, internet: $ 275.00
Cell Phone: $375.00
Food & Ent.: $ 700.00
Clothing, household exp. $ 500.00
Credit cards and other loans: $ 1,100.00
Other expenses: $ 735.00 School Tuition
Student loan: $600.00
Monthly Total: $6757.00
Disposable Income: $693.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431946
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.54%	Starting borrower rate/APR:	11.54% / 11.89%	Starting monthly payment:	$164.98

Auction yield range:	3.29% - 10.54%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1994	Debt/Income ratio:	24%
Credit score:	800-820 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,863	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	14%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	a-wampum-pony	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New bathroom
Purpose of loan:
This loan will be used to update?the two main bathrooms in our house. Mostly for resale value.?

My financial situation:
I am a good candidate for this loan because? Between myself and my husband we make more than enough money to pay it off early. I will pay more than the minimum amount every month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-2000	Debt/Income ratio:	34%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	9y 3m
Amount delinquent:	$120	Revolving credit balance:	$2,990	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	repayment-serrano	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
auto repair and credit cards off
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432000
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-2002	Debt/Income ratio:	23%
Credit score:	600-620 (Nov-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,306	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mdsp2005	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	600-620 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	700-720 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
A New Begining
Purpose of loan:

This loan will be used to finish paying for my upcomming wedding in December.??This loan will also?provide not only myself a new start but my family as well.? I thank you Prosper lenders.??

My financial situation:

I have a good history of paying my bills on time and paying more than the minimum balance due.??I?was fortunate enough to have had a?prosper loan before and I?paid the loan off early.?

I was also taught at an early age that when you give your word on something you have to uphold what you say because you gave your word.??My word is all I have to live by and at the end of the day my word is good. Monthly net income: $ 2489.83

Monthly expenses: $
??Housing: $760.00
??Insurance: $128.00
??Car expenses: $280.00
??Utilities: $100.00
??Phone, cable, internet: $90.00
??Food, entertainment: $100.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $50.00
??Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432006
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	15	Length of status:	2y 3m
Amount delinquent:	$3,700	Revolving credit balance:	$9,769	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	alterlatina	Borrower's state:	Florida	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rid of high interest credit card!
ABOUT ME:
I am?30 years old, mother of a?10 year old?boy in fifth grade. I began as a lender on prosper in 2006 and now want to utilize it to get myself back on my feet credit wise. I moved to Orlando 2 years ago and I am a field marketing manager/brand ambassador.

EXPLANATION CREDIT GRADE:
My fiance and I went through a tough time?(illness) in?which we had to rely on credit in order to get by. ?This caused my debt to income ratio to go way up since we used mostly my credit (he has no credit).?There is also?an account for $3700 that shows as delinquent on my credit report. This is actually a bill I have been disputing (for over 3 years)?with the phone company, Verizon. They were charging me over $3.00 a minute for long distance calls that should?ve only been $0.12 a minute, so far they have refused to come to an agreement or otherwise settle with me so the account is currently under investigation. As you cna see I have no other delinquencies?-I pay?my bills!?I've been working very hard to improve my credit & circumstances and have improved my score by 100 points in just the last few months!

WHAT I WILL DO WITH THE MONEY LOANED TO ME:
This money will be used to pay off credit card with a very high interest rate. I'm hoping to get a better rate here but, either way I rather be paying you than the banks!?hope to get a better rate with Propser?so I can?be debt free much sooner.?I have other debt but, the interest rates are lower on those and I am able to pay them faster. As a matter of fact I was maxed out before and have diligently payed everything down to less than 50% -it's just that one credit card's interest rate is so high it seems no matter how much extra I send it's not budging (I already payed it down from $8500).

MONTHLY FINANCIAL DETAILS:??
I work?as an independent contractor with various marketing agencies as a field marketing manager/brand ambassador. I have?plenty of work coming in and have a few contracts coming up (with Nintendo & Hershey's).?I live in Orlando, which stays pretty busy with major promotions and trade shows -so there's plenty for me to do. My pay is not steady, meaning I don't make the same amount every month but, I average about $3-4000 most months and $1500-2,500 on the slower months (January &?summer months) Net income after payroll deductions from all sources: $3,000 (avg)

Personal Monthly expenses:??
Mortgage/Rent: $250
Phone: $100
Utilities: $150
Food/Misc: $300
Gasoline: $150
Car: $400
Insurance: $150
Credit Cards: $325
Student/Personal/Other Loans: $338?
Savings: $300?
Total Monthly Expenses: $2463??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432018
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$112.07

Auction yield range:	4.29% - 17.00%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1990	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$273,988	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	NYLG	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	31 ( 100% )	720-740 (Latest)
Principal borrowed:	$15,100.00	< mo. late:	0 ( 0% )	680-700 (Feb-2008) 740-760 (Jul-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
3rd Prosper Loan - No lates
Purpose of loan:
I am interested in a loan to payoff credit card debt.? DTI explained below.

My financial situation:
I HAVE HAD 2 PROSPER LOANS WITH ZERO LATES.? I HAVE ZERO LATES ON ALL MY OUTSTANDING DEBT FOR THE PAST 14 YEARS.? I am a branch manager for a mortgage bank.? I am on track to make over $120k this year.??I am in a 100% commissioned role and I have not received my quarterly bonus (which is the bulk of my income), so it will be hard to prove income?until March.? I have over $80k in 401k/IRA to guarantee this loan.? My wife also has over $90k in her IRA.? I understand the importance of credit through my work and I pay all my bills on time.?? My DTI may appear high, but my income doesn't include my wife's income (she makes over $75k per year) and we have many joint accounts.?? It also does not include $1600 rent that I receive on my rental.? The large revolving debt is a home equity line of credit.?? My prosper payments will be automatically deducted from my checking account.? I believe my credit rating dropped because of some high balances on credit cards, but all those baIances are at a low interest rate.? I?have an overdraft protection of $10k if my checking?account is running low.

Monthly net income: $
After taking out income taxes:? $8250

Monthly expenses: $
??Housing: $ 2900
??Insurance: $ 100
??Car expenses: $ 800
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 1200
? Other prosper loan:? $350

Total monthly expenses $6300.? This leaves me with a monthly cushion of $1600 monthly to pay prosper loan.?? (Remember, I also have my wife's income and rental income?that I am not including here.)? I have used credit and?had car loans and credit cards since I was 20 in 1993.? When I was 27?in 2000, I purchased my first home.? I understand the importantance of good credit and?have paid all my bills on time for the last 14 years.? This loan will not be an exception.?? It will be paid back on time.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432024
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.49%	Starting borrower rate/APR:	28.49% / 30.85%	Starting monthly payment:	$291.40

Auction yield range:	11.29% - 27.49%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1994	Debt/Income ratio:	30%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,066	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	economy-champ1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new car for our family
Purpose of loan:
This loan will be used to? Buy a Family Car

My financial situation: I have a Job and good down payment

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 100.00
??Car expenses: $ 100.00
??Utilities: $ 0.00
??Phone, cable, internet: $ 0.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $ 100.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432030
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-2006	Debt/Income ratio:	12%
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Retired
Now delinquent:	0	Total credit lines:	17	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$954	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	60%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	pragmatic-fund	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to pay off my credit cards
Purpose of loan:
This loan will be used to pay off my credit card debt and to provide a small financial cushion for me!?

My financial situation:
I am a good candidate for this loan because my bills are always paid on time,,,no late charges, no missed payments in the last five years.? I am a widow and am extremely responsible about my debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432036
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2003	Debt/Income ratio:	40%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,753	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sbhavi2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	680-700 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	600-620 (Apr-2008)
Principal balance:	$4,356.89	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
personal use
Purpose of loan:
This loan will be used to?clear my debts.
My financial situation:
I am a good candidate for this loan because? i will pay my installment on time.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432042
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$565.13

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1988	Debt/Income ratio:	45%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	24	Length of status:	3y 11m
Amount delinquent:	$1,671	Revolving credit balance:	$6,840	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kind-fervent-return	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Portion for Down Pymt for Bar/Grill
Purpose of loan:
This loan will be used to? Down payment on existing cash flowing Bar and Grill, business is Neting $20,000.-35K per month . This cash flow is in addition to my income that i stated on the application with my current day job, as you can see repayment would be no problem. Stated cash flow is verifiable upon request !
My financial situation:
I am a good candidate for this loan because?I am resonsible for all my financial obligations. I am a honest and hard working entrepreneur.

Monthly net income: $ 3600.

Monthly expenses: $ 2818.25
??Housing: $ 1508.25
??Insurance: $ 200.
??Car expenses: $ 400.
??Utilities: $ 200.00
??Phone, cable, internet: $ 70.
??Food, entertainment: $ 40.00
??Clothing, household expenses $
??Credit cards and other loans: $ 400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432048
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2000	Debt/Income ratio:	31%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	0y 8m
Amount delinquent:	$394	Revolving credit balance:	$523	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	kind-asset-sorcerer	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432060
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1995	Debt/Income ratio:	40%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	28	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,499	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	first-asset-adventure	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for tutoring service
Purpose of loan:
This loan will be used to? Pay off my initial tutoring service I started.

My financial situation:
I am a good candidate for this loan because? I am a teacher and tutor evenings

Monthly net income: $ 3800?

Monthly expenses: $ 2400

??Housing: $ 898
??Insurance: $ 120
??Car expenses: $ 488
??Utilities: $ 200
??Phone, cable, internet: $?85
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 100
??Other expenses: $ 109
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 12.39%	Starting monthly payment:	$598.20

Auction yield range:	3.29% - 11.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1982	Debt/Income ratio:	34%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,607	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	21%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	lifelongcaretaker	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	19 ( 100% )	800-820 (Latest)
Principal borrowed:	$26,575.00	< mo. late:	0 ( 0% )	780-800 (Aug-2008) 740-760 (Jan-2008) 700-720 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Consolidating Debt
Purpose of Loan: debt consolidation of a few credit cards and payment of my son's college tuition until Uncle Sam reimburses us through the GI bill (hes' a Marine Corps Reservist.)? His school is giving him a hard time applying early for the next semester because his past two semester's have still not been paid by his GI benefits .? I will pay off these tuition bills and the school will reimburse us.
Why I am a good candidate for this loan:? I have previously taken out two Prosper loans and paid them back before they were due.? I am very responsible, have a good job for almost 7 years, and have always paid my bills on time.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$907.45

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1996	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	15 / 11	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$18,112	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	reward-venture	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
99cents store
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432086
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.86%	Starting borrower rate/APR:	31.86% / 34.27%	Starting monthly payment:	$130.43

Auction yield range:	14.29% - 30.86%	Estimated loss impact:	15.42%
Lender servicing fee:	1.00%	Estimated return:	15.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-2007	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$615	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	deb0mbin	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving into New apartment =)
Purpose of loan:
This loan will be used as a security deposit on our new apartment, as well as help with funding towards making our apartment comfortable.

My financial situation:
I am a good candidate for this loan because I work a full-time job, and have a decent credit history and am on time with paying my bils.

Monthly net income: $ 1600

Monthly expenses: $
??Housing: $ 200
??Insurance: $ 0
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 25
??Food, entertainment: $
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.65%	Starting monthly payment:	$63.68

Auction yield range:	17.29% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1987	Debt/Income ratio:	27%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	41	Length of status:	6y 4m
Amount delinquent:	$1,803	Revolving credit balance:	$9,703	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kindness-hug	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my overdrat acount
Purpose of loan:
This loan will be used to? pay my overdraft account

My financial situation:
I am a good candidate for this loan because i never late in my payments?

Monthly net income: $ 6000,00

Monthly expenses: $
??Housing: $ 904.00
??Insurance: $ 200.00
??Car expenses: $ 1000,00
??Utilities: $ 200,00
??Phone, cable, internet: $ 200,00
??Food, entertainment: $ 600,00
??Clothing, household expenses $ 100,00
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432096
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1987	Debt/Income ratio:	42%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	29 / 25	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	70	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$27,241	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	crusader6	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Grad School
Purpose of loan:
This loan will be used to?
pay for grad school
My financial situation:
I am a good candidate for this loan because? I've not missed any payments on our such sources.

Monthly net income: $ 8000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.32%	Starting borrower rate/APR:	34.32% / 36.76%	Starting monthly payment:	$89.70

Auction yield range:	17.29% - 33.32%	Estimated loss impact:	19.97%
Lender servicing fee:	1.00%	Estimated return:	13.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1986	Debt/Income ratio:	10%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	20y 0m
Amount delinquent:	$7,964	Revolving credit balance:	$985	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	just-gettin-by	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Shower walls fell in.
Purpose of loan:

This loan will be used to? To redo a shower from a leak that?was discovered after the home was purchased.? The leak was in the side walls due to the tile not being sealed properly.? The walls need to be completely torn out and replaced, as well as part of the upstairs floor.? This was an expense we were not expecting. I was left with a debt from my previous marriage, which has effected my credit, but with the help of my fiance, and my diligence, I am doing all that?I can to? maintain and improve my current credit rating. Due to the divorce, I was left with a home that?is in another state, and that I am unable to?reside in, and as a result of debt to income ratio, my credit score went down. Before the debt that I incurred from the divorce, my credit was flawless. I was always very conscientious about paying my bills on time, and I still am. My fiance is very supportive and is willing to?help me too repay this loan. She has great credit, and between the both of us, we are getting back on track.

Explanation of Delinquency:?? During the divorce proceedings, the out of state home was left to me, in which her brother resided. At the conclusion of the divorce, her brother quit paying rent, which ended up in a delinquency and a foreclosure.? It only went to foreclosure due to lack of cooperation in selling the property from my ex.

All credit cards accumulated during the 15 year marriage was left to me, in which all was paid off.? As a result of closing my accounts, my credit rating went from a 800 plus to a mid 600's.

Expenses:????

Home :????????1400.00
Insurance:????83.00
Electric:????????130.00
Gas:????????????????00 (overpaid on gas bill)
Cable:????????????80.00
Telephone????60.00
Cell (including internet):? 150.00
Food/entertainment:????????200.00
Gas? (vehicles):????????????????75.00
Water:????????????????????30.00
Vehicles:? 0.00 (all vehicles paid in full)
Total:????????$2208.00

Monthly net income: $ 4400.00
I have been a Police Officer for over 23 years and always payed bills on time.? I expect to have this loan paid in full prior to 36 months.
I have relisted this loan request due to friends/family advising me that I did not explain my situation as well as I could have.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.04%	Starting borrower rate/APR:	24.04% / 26.33%	Starting monthly payment:	$588.81

Auction yield range:	8.29% - 23.04%	Estimated loss impact:	7.55%
Lender servicing fee:	1.00%	Estimated return:	15.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1990	Debt/Income ratio:	50%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	11y 7m
Amount delinquent:	$0	Revolving credit balance:	$8,719	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	lively-p2p	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal used and pay off credit ca
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432108
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$82.18

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2006	Debt/Income ratio:	35%
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,825	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	terrific-nickel	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay credit card and a trip
Purpose of loan:
This loan will be used to? pay credit card and a trip

My financial situation:
I am a good candidate for this loan because? i have safe working and my husband also works need money to pay for cards and leave a single debt nothing more.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432110
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1991	Debt/Income ratio:	65%
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	3y 10m
Amount delinquent:	$9,466	Revolving credit balance:	$880	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kenofmetairie	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	740-760 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	780-800 (Mar-2008)
Principal balance:	$665.30	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
my home improvement.
Purpose of loan: paying off debt
This loan will be used to? finish some home improvements.

My financial situation: Excellent
I am a good candidate for this loan because? with the record i have in paying off my debt, i see myself as someone i would lend a loan to.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432116
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$399.28

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1989	Debt/Income ratio:	26%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	20	Length of status:	1y 1m
Amount delinquent:	$4,496	Revolving credit balance:	$2,707	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	FloridaMortgagePro	Borrower's state:	Florida	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 92% )	660-680 (Latest)
Principal borrowed:	$5,150.00	< mo. late:	2 ( 8% )	720-740 (Aug-2007) 600-620 (Jan-2007) 600-620 (Dec-2006) 600-620 (Nov-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Paid Prosper 1 Yr Early!
This is a sure loan and will undoubtedly be paid off early, just as my last prosper loan was.? My last prosper loan never had a late payment and was paid off approx a year early.? Credit score is lower Prosper payoff has not reflected yet, loan was just paid off.? Therefore balance is still reflecting in my credit.

I have recently invested over $30,000 into a new company(FDC).? We are the exclusive master distributor of Liquid Energizer Energy Drinks.? It is a line of energy drinks that is second to none.?

Purpose of loan: Expansion and marketing of a beverage distribution company

My financial situation: I have managed many high profile retail big box companies and know the importance of P & L and budgeting. I always pay my debts on time or early.? I am an entrepreneur and am always driven to succeed.

Monthly net income: $4800.00
Monthly expenses: $ 2576.00?
Housing: $1000.00??
Insurance: $300.00??
Car expenses: $596.00??
Utilities: $180.00??
Phone, cable, internet: $100.00??
Food, entertainment: $300.00??
Credit cards and other loans: $100.00

FDC is a family owned company.? Honesty, Integrity and Value are our core principals. We value our employees with the same degree that we service our customers. Our core consists of three men with over 70 years of Management and Business Ownership experience. My brother has over 15 years management in the beverage industry. He has come from the powerhouses such as Coca Cola and Budweiser. I have over 20 years management experience and have led the charge of Fortune 500 companies like Lowe?s and The Home Depot. Our father has been a proud business owner/manager for over the past 40 years. By combining their experience and principals they founded FDC, a full service beverage distribution company. FDC partnered up with Smart Beverage Corp which manufactures Liquid Energizer Energy drinks and Bella Voda Premium Artesian Water.? Not only is Liquid Energizer the best tasting energy drink on the market rivaling all the industry leaders, it has 6 amazing flavors in the line up. The origianl tastes like Red Bull w/o the after taste, our Green rivals Monster and the other flavors are phenomenal. With top notch ingredients and being loaded with B-Vitamins, Taurine, Niacin and the selection of six flavors; Liquid Energizer will satisfy any pallet. FDC distributes Liquid Energizer, Bella Voda and TNT the exclusive export energy drink in Florida, Jamaica, Bahamas, Dominican Republic and in South America.

Currently, we are not taking a salary from the Energy drink company, so that we can continue to reinvest the money back in and grow.?? reference: www.liquid-energizer.com

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1978	Debt/Income ratio:	29%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	41	Length of status:	13y 4m
Amount delinquent:	$5,222	Revolving credit balance:	$278	Occupation:	Teacher
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	point-zeus	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a Roof Over My Head
Purpose of loan:
This loan will be used to? replace my current roof and install a metal one instead.

My financial situation:
I am a good candidate for this loan because?I am an honest, hard working person that needs just a little help.?

Monthly net income: $3000

Monthly expenses: $
??Housing: $ 485
??Insurance: $82
??Car expenses: $220?
??Utilities: $ 50
??Phone, cable, internet: $ 130
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 50
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432128
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$544.47

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2004	Debt/Income ratio:	27%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,800	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	cash-plum	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New House expenses
Purpose of loan:
This loan will be used to? purchase new appliances, living room, paint entire house and replace carpet with tile and minor landscaping for our first home.
My financial situation:
I am a good candidate for this loan because?I recently graduated from the University of Arizona and have a stable job with the Army in an accelerated two year program that promotes me as I gain experience. I worked my whole undergraduate career and never spent beyond my means. This loan is to make this house into a home for the upcoming holiday season and expect an $8,000 first time home buyer tax credit early next year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432130
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$163.55

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1975	Debt/Income ratio:	4%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	7 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,487	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	33%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	TeddyPatrick	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	700-720 (Latest)
Principal borrowed:	$2,300.00	< mo. late:	0 ( 0% )	680-700 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Used pickup for the ranch
Purpose of loan:
Buy a used pick up for the ranch.? Old pick up has expired and just need one to pull horse trailers and haul hay a few times in the summer and then during the fall, to haul calves to auction.?
My financial situation:
I am a good candidate for this loan because I have paid off a recent, previous loan with Prosper last year.? Loan was paid off early and was paid as agreed.? I am a banker and have a stable community banking job.?

Monthly net income: $ 6,250.00

Monthly expenses: $
??Housing: $ 900.00 per month mortgage

??Car expenses:?car paid off, purchased new car last year.
Gas for car:? $200.00 per month
Insurance for car, home, ranch and umbrella ins.: $1600.00 per year
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 295.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	19	Length of status:	3y 1m
Amount delinquent:	$72,852	Revolving credit balance:	$5	Occupation:	Other
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	2%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	32	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ryanplays311	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rent Office To Train And Board Dogs
This loan will be used to rent warehouse space
The warehouse is needed so that I can board and train dogs for clients. This is a service that people frequently request, and was a great source of income for my business last year. My current residence doesn't have enough space to accommodate boarding dogs, so I've decided to rent that extra space.

I am a good candidate for this loan because:
I am debt free other than this loan that I hope you will help me fund.
I have been in business for nearly 2 years now, and I add new clients each and every month. There is a strong demand for the services I offer, and I am very good a keeping my customers happy.
The Board and Train packages I offer cost between $975-$1450. Since I no longer am able to offer this service because of my limited space I am turning down a lot of great business. I get at least 1-2 calls a month requesting these expensive services, and I don't even advertise for them anymore. I am tired of seeing all that money walk away from me.
Please help me get back my most profitable and most enjoyable form of work by helping fund my loan right now.

Monthly net income: $2,100

Monthly expenses: $1,500
??Housing: $400
??Insurance: $200
??Car expenses: $0, I own my car and motorcycle.
??Utilities: $70
??Phone, cable, internet: $130
??Food, entertainment: $500
??Clothing, household expenses $200
??Credit cards and other loans: $0, no balance
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432146
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$437.99

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1988	Debt/Income ratio:	19%
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$17,009	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	return-ninja4	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Happy Reorganized New Year
Purpose of loan:
This loan will be used to reorganize my personal finances to avoid any interest rate hikes over the coming years.?

My financial situation:
I am a good candidate for this loan because I have a good job as a tenured teacher (17 years with no employment?lapses)?and have zero expectation of being unemployed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	2	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$83	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	benjamins-igloo	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Profitable Business Expansion
Purpose of loan:
With your consideration, the acquisition of this loan will be used to further the great opportunity for expansion of my small business, which I have been successfully operating for over 3 years.It would be a good investment for someone looking to get a return on their money as I project repayment within 6 months. I have never been late nor missed a payment since I received my first credit card at the age of 18. Since then I have always kept a low or zero balance and only borrow when necessary which is reflected in my high credit score. I have always used credit responsible and requested this loan because I have never been one to put much on a credit card.Average net earnings are over $40,000.

My financial situation:
I am a good candidate for this loan because I have never missed a payment and most often have paid the balance off in full on my credit card.

Monthly net income: $
$4,500.00
Monthly expenses: $
??Housing: $ 400
??Insurance: $ 200
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.90%	Starting borrower rate/APR:	7.90% / 8.24%	Starting monthly payment:	$156.45

Auction yield range:	3.29% - 6.90%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1982	Debt/Income ratio:	14%
Credit score:	800-820 (Nov-2009)	Current / open credit lines:	22 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	11y 8m
Amount delinquent:	$0	Revolving credit balance:	$4,659	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	intrepid-deal391	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUY A HOUSE
Purpose of loan:
This loan will be used to? BUY MY A HOUSE

My financial situation:
I am a good candidate for this loan because? CREDIT IS GOOD
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432160
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$675.92

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,650	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	first-ingenious-order	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Our 2nd Hookah Pipe Product
Purpose of loan:
This loan will be used as working capital to get my second product to market, the HoboNargile.

The Product:
The HoboNargile is the follow up product to the HoboHookah (another product funded partially through prosper). We have added a number of new features that were requested by our user base, including a removable down stem, release valve and capacity for a second hose. In addition, we now have very competitive pricing that allows us to access the higher-volume distributor market.

This is not a new business, and we have been around for 2 years. We have an established website, with a full compliment of products (http://www.hobohookah.com), a strong following (including 600+ email list with a 10%+ conversion rate), and 3 distributors confirmed all in different countries.

The Need:
We have completed the redesign and need to place a large initial order with the manufacturer (3000 units). In order to complete the order, we need to take out a loan for additional working capital. This loan will be used exclusively to secure product and will be paid back on an advanced time schedule as the product sells out of the initial product run.

Interesting links about the product and company:
Product Specs Page - http://hobohookah.com/hobonargile-specs.php
Our online sales platform - http://hobohookah.com/
Product blog - http://hobohookah.com/blog/

Cash Flows and Plan of Repayment:

Units
Inventory
Sold
Revenue
Wholesale
Online Retail
Total
Expenses
Cost of Goods
Prosper Loan
Total
Cash FlowNov
150
100

$9350
$3950
$13300

$13250
$1000
$14250
-$950Dec
1850
1250

$14500
$4700
$19200

$27420
$1000
$28420
-$9220Jan
550
100

$0
$4700
$4700

$0
$3000
$3000
+$1700Feb
450
150

$0
$6950
$6950

$0
$4000
$4000
+$2950Mar
300
100

$0
$6950
$6950

$0
$4000
$4000
+$2950Apr
150
150

$0
$6950
$6950

$0
$4000
$4000
+$2950
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432164
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$109.51

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1990	Debt/Income ratio:	15%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$9,396	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	74%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	euro-paddle	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for Moving Expenses
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432170
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1990	Debt/Income ratio:	41%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	57	Length of status:	23y 0m
Amount delinquent:	$10,490	Revolving credit balance:	$16,395	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	stewmary	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2009) 660-680 (Aug-2009) 660-680 (May-2008)
Principal balance:	$1,283.40	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying for College (times 3!)
Purpose of loan:
3 GIRLS IN COLLEGE!?? NEED A LITTLE BIT OF HELP,?WE HAVE THESE 3 BEAUTIFUL DAUGHTERS IN COLLEGE, HAVE BEEN ABLE TO MANAGE PAYING WITH ONLY A SMALL AMOUNT DUE?!! HUSBAND IS REAL ESTATE AGENT, BUSINESS PICKING UP (HIS YEAR TO DATE EARNINGS OVER $42000 WITH CLOSINGS SCHEDULED!!) BUT HIS BUSINESS WAS DOWN AND WE'RE HAVING TO PLAY MAJOR CATCH-UP.?PLEASE DISREGARD THE DELINQUENCIES SHOWING UP, GOT BEHIND ON MORTGAGE BUT HAVE MADE ?ARRANGEMENTS WITH LENDER AND JUST MADE OUR 3D ON-TIME MORTGAGE PAYMENT IN A ROW PLUS CURRENT WITH ALL OTHER BILLS. NEVER DELINQUENT WITH PROSPER-BID WITH CONFIDENCE AND GET A GREAT RETURN!!
Monthly net income: $ 4000
Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 160
??Car expenses: $?500
??????Utilities: $ 85
??Phone, cable, internet: $ 90
??Food, entertainment: $ 150
Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432172
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1994	Debt/Income ratio:	11%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	36	Length of status:	20y 2m
Amount delinquent:	$3,062	Revolving credit balance:	$400	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	66%	Stated income:	$100,000+
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cluster2	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off spousal support
Purpose of loan:
I will use this loan to pay offmy spousal support obligations.?

My financial situation:
I have afull time job?in which i gross about 80,000 and i have a side business in which i gross about 32,000

Monthly net income: $ 9,000

Monthly expenses: $
??Housing: $ 1,500
??Insurance: $ 102
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $?200
??Food, entertainment: $ 600
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 50
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432182
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1988	Debt/Income ratio:	20%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	29	Length of status:	3y 9m
Amount delinquent:	$31	Revolving credit balance:	$16,397	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	loan-emperor2	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Advertiseing for Holiday Promotion
Purpose of loan:
This loan will be used to? for Advertise on radio and newspapers for a Golf Promotion, I'm a PGA Golf Professional in Dublin OH

My financial situation:
I am a good candidate for this loan because? I plan to pay back this loan by March 2010

Monthly net income: $ 3,000

Monthly expenses: $ 800
??Housing: $ 995
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432190
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.41%	Starting borrower rate/APR:	12.41% / 14.55%	Starting monthly payment:	$273.97

Auction yield range:	4.29% - 11.41%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1990	Debt/Income ratio:	45%
Credit score:	780-800 (Nov-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,751	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	clean-duty0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit debt
Purpose of
I plan to pay off 2 credit card and to have some left over for christmas gifts.

My financial situation? Is great all i need is a little help with some credit card debt. I am a truck driver and my wife also?gets a disability check every month. thank you very much. . I don't know?how??to upload pictures or I would I'm not a computer savvy i just know the basics.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432194
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	18 / 13	Employment status:	Self-employed
Now delinquent:	3	Total credit lines:	30	Length of status:	2y 4m
Amount delinquent:	$10,987	Revolving credit balance:	$172,785	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	new-worthy-vigilance	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Major funding fee final payment
Purpose of loan:
This loan will be used to make the final payment on the broker fee to complete application for $1,000,000 funding for a distilled water manufacturing business in Beltsville, Maryland.? The broker's due diligence analysis is nearly complete as $5,000 has already been paid toward the analysis?prior to presentation to Washington, DC hard money lenders who are very interested in this local project.? The business had been previously approved by HSBC for funding through SBA in March 2008?before the collapse of my real estate asset values.? The business had also been previously approved for funding by a California agent in April 2009 just as the commercial lending market collapsed.? Simply Pure Water, Inc is confident of funding this time because of the prior approvals and?the strength of the business plan and the market to be served.?

My financial situation:
I am a good candidate for this loan because of my income from real estate holdings, my spouse's income, $21,000 in debts owed to me which are due shortly, and because of income developing from a new product being?marketed as an Independent Business Owner.? The delay in collecting the $21,000 debt primarily from a local business has caused a drop in my credit which was maintained at 730 for years until the delay in receiving the $21,000 debt, and eight months of not receiving rental on one property, created late payments on some mortgages in the last two months.?

Monthly net income: $ 24,480

Monthly expenses: $
??Housing: $10,450
??Insurance: $?290
??Car expenses: $ 100
??Utilities: $ 200
??Phone, cable, internet: $ 130
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $ 3,065
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$907.45

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-2004	Debt/Income ratio:	3%
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	compassion-artist	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Daycare Facility Loan Needed
Purpose of loan:
This loan will be used to expend my day care facility. It will allow me to add an extra classroom to my day care center that will take my capacity from 64 children to 89 children as approved by childcare licensing in Hillsborough County, in Tampa Florida.

My financial situation:
I am a good candidate for this loan because the loan will allow me to increase my income to $25,000 a month.
Secondly, I only take $5,000 salary from the day care as my executive bonus. I work a full time job as well.
I can fully repair the loan within 3 years or less. Last but not least, I own my facility free and clear. No debts on the building.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432200
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,450.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$313.60

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1982	Debt/Income ratio:	35%
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$37,854	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	useful-generosity	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buy an electric motorcycle
Purpose of loan:
This loan will be used to purchase an electric motorcycle from Zero Motorcycles, Scott Valley, CA. ?

My financial situation:Employed Full-Time with the Spokane Fire Department.
I am a good candidate for this loan because I've always repaid loans on-time or early?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432202
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$183.28

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1991	Debt/Income ratio:	26%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	8	Length of status:	2y 9m
Amount delinquent:	$1,358	Revolving credit balance:	$870	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	compassion-deployment	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards/hospital bi
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432206
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,850.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$275.98

Auction yield range:	8.29% - 15.00%	Estimated loss impact:	8.84%
Lender servicing fee:	1.00%	Estimated return:	6.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1994	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Nov-2009)	Current / open credit lines:	26 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,870	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	moola-deployment	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rehab Needed on New Rental
Purpose:
We have been renting furnished shared rooms to area college students since 2003.? With a high demand for our student housing we need more property.? We are purchasing a foreclosure at 6 Genesee St in Scottsville, NY for $41,000 cash.? My partner will pay for the purchase, and I will finance part of the Rehab via Prosper.? with a conservative $90,000 after repair value assessment, are Loan-To-Value will be less than 30%.

Learn more about us: RocRooms.com

Succsesful Rehab Projects: DuquetteCarpentry.com

In addition to successfully paying on prosper loans we have also successfully made Investments made on Private Mortgages:RocRooms.com/invest/

Financial situation: I earn a 35,000 salary.? The company makes 2950 a month in net income on 46 furnished rooms.?I make an additional $15k - $25k locating and rehabbing properties for investors.

Monthly Income: $4300+ (Conservative Figure)

Monthly Expenses:
Housing $0 (Parents own duplex and allow me to live in upper apartment)
Car $400
Utilities $150
Phone, internet $150
Food $250
Clothing $100
Loans & CC $500 (mostly educational)
Other $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432212
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1998	Debt/Income ratio:	28%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	29	Length of status:	6y 9m
Amount delinquent:	$14,571	Revolving credit balance:	$0	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Leighv90	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Baby Loan
Purpose of loan:
This loan will be used to pay for fertility medication and procedures.

My financial situation:
I am a good candidate for this loan because we are currently have the extra income to pay the loan payment and extra.

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 631
??Insurance: $?150
??Car expenses: $?525
??Utilities: $ 70
??Phone, cable, internet: $ 200
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 25.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1996	Debt/Income ratio:	16%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	20	Length of status:	6y 8m
Amount delinquent:	$2,836	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	1
Screen name:	vibrant-listing2	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Leadership Venture
Purpose of loan:
This loan will be used to pay for the Wharton Leadership Venture, a once-in-a-lifetime opportunity that I was chosen for to attend in Antarctica. I'm currently working on my Masters degree in Higher Education Management at the University of Pennsylvania, while working full-time in administration at the University of Pennsylvania.

My financial situation: I'm currently raising funds via a website and from friends so that I can pay for this venture. I know that the connections I will earn from this venture will only benefit in my future career.
I am a good candidate for this loan because?I can easily pay back the loan $226 per month. I currently make approximately $480 after taxes every week from my job so, managing $200 a month will not be hard for me at all.

Monthly net income: approximately $2888/month

Monthly expenses: $
??Housing: $675/month
??Insurance: $0-automatically taken out of my paycheck
??Car expenses: $0-no car
??Utilities: $0-included in rent
??Phone, cable, internet: $0-included in rent
??Food, entertainment: approx. $400/month
??Clothing, household expenses $0
??Credit cards and other loans: $0-no credit cards or current loans
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432230
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1998	Debt/Income ratio:	94%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	30	Length of status:	5y 6m
Amount delinquent:	$470	Revolving credit balance:	$1,600	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orthotech1	Borrower's state:	Michigan	Borrower's group:	Family and Friends of the Military
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-620 (Aug-2009) 600-620 (Jul-2009) 520-540 (Jan-2008) 600-620 (Nov-2007)
Principal balance:	$210.35	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Consolidate small loans
Purpose of loan:
This loan will be used to pay off all small credit card accounts, which will enable me to get ahead with the bills that I have.

My financial situation:
I am a good candidate for this loan because I have a steady income of 2,400.00 per month.?

Monthly net income: $?? $ 2,400.00

Monthly expenses: $
??Housing: $?260.00

??Insurance: $ 161.00
??Car expenses: $ 270.00
??Utilities: $ 232.00
??Phone, cable, internet: $ 121.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$140.23

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1978	Debt/Income ratio:	24%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,671	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	6
Screen name:	TryItNow	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,250.00	< mo. late:	0 ( 0% )	620-640 (Jul-2008) 600-620 (Mar-2008)
Principal balance:	$839.21	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Auto Repair Loan
Purpose of loan:
This loan will be used to? repairs and upgrade to current vehicle
My financial situation:
I am a good candidate for this loan because? Despite past problems I have been rebuilding my credit for the last 3 years and all accounts are current and in good standing.? The inquiries are from using a broker to try to obtain this loan on the open market - they ran my credit everywhere and lowered my score 40 points.? This is an opportunity for me to upgrade my?credit and to add to my credit history, I have been paying on my current Prosper loan for a year with no problems and always on time.?

Monthly net income: $ 3475

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 69
??Car expenses: $ 1000
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431767
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$164.35

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1995	Debt/Income ratio:	10%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	35	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,957	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Iza13	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off credit 2 credit cards.??

My financial situation:
I have two jobs, a full time and a part time job. I have been at my current full time job for a year and a half, and the part time job is my previous full time job, I have been with them since July of 2000. Both positions are in the accounting field (bookkeeping). Both are stable and secure.?

Monthly net income: $ 2700.00

Monthly expenses:?
??Housing: $ 477
??Insurance: $?130
??Car expenses: $ 250
??Utilities: $?65
??Phone, cable, internet: $ 150
??Food, entertainment: $?300
??Clothing, household expenses $ 100
??Credit cards and other loans: $?80 minimum, paying $300 a month
??Other expenses: $ 30 pets
? School tuition: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432003
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1987	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$30,329	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	75%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	compassionate-compassion	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dad had a stroke home needs mod
Purpose of loan:
This loan will be used to modify my dad's home so he can use his wheelchair after he suffered a stroke. The door ways need to be enlarged and he needs a wheelchair lift or a wheelchair ramp so he's not just stuck in the house. Loosing the use of his legs has been very hard but being a prisoner in his home is starting to break his spirit.?

My financial situation:
I am a good candidate for this loan because I have new income from the rental of my home that I own out right. Since I moved in to care for my dad I rent out both units of my two family home. I also have worked at the same job for 5 years so my employment is stable. The bad news is that my name is on all of my dad's credit accounts so that count against me when calculating my debt to income ratio.???
Monthly net income: $ 1800

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 70
??Car expenses: $ 100
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $?100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432009
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2008	Debt/Income ratio:	19%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$627	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	thoughtful-finance3	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Excellent Credit/No Dlqn/Low Risk
Purpose of loan:
This loan will be used to buy a convinience store in Oklahoma.The store is in business for more then 20 years has very low rent and 5 year lease with 5 year option.The current owner is 64 years old and wants to retire.He is selling the?business at the cost of inventory which is around $25k to $30k.The store has net monthly income of $3500 to $4500(taking out rent,bills,payroll,taxes etc).It is a very good opportunity for me.I have already made a purchase contract with the store owner & i have 30 days to close the deal.

My financial situation:
I am a good candidate for this loan because i have very good credit.My current score is 727.I have no debt.My car is paid off.I pay off my credit cards every month.The total investment is around 30k i just need $5000.I have rest of it.My net income would be $3500 + my payroll as i will work one shift at the store.My total income would be around 5k approx(net profit+payroll).This is just my income.Household income is more as we both work full time.Worst case if the business doesnt give enough income i would still have funds?to pay off the loan as we both work full time. I also have stocks from my employer to cover the loan My prosper rating is HR that might be because this is my first loan through prosper.I applied for Discover and got approved.I plan to use Discover for day to day purchase in business as it pays back 1.5%.I think the risk is very low in lending me as i am well managed and never late on payments.I will pay off the loan within 2 years.
I would be glad to answer any questions you have.
Monthly net income: $ 5k(all bills paid).

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432021
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.04%	Starting borrower rate/APR:	11.04% / 11.39%	Starting monthly payment:	$294.82

Auction yield range:	3.29% - 10.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1973	Debt/Income ratio:	30%
Credit score:	800-820 (Nov-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	25y 2m
Amount delinquent:	$0	Revolving credit balance:	$139,291	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	steady-finance4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a motor cycle
Purpose of loan:
I plan to buy and electric motorcycle

My financial situation:
I am a good candidate for this loan because I have the financial capacity to pay this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,635.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$739.75

Auction yield range:	17.29% - 20.00%	Estimated loss impact:	35.63%
Lender servicing fee:	1.00%	Estimated return:	-15.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1991	Debt/Income ratio:	18%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	21	Length of status:	22y 3m
Amount delinquent:	$856	Revolving credit balance:	$98,752	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	powerful-fund1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting RID of Credit Cards
Purpose of loan:
This loan will be used to pay off my credit cards.?? I plan to pay the balances on the credit cards I have and then close the accounts.? I incurred these balances due to some unexpected home repairs and medical bills (my youngest son had a surgery).? The high interest rates of these credit cards do not allow me to make much progress; however this loan would allow me to pay them off!!!

My financial situation:
I am a good candidate for this loan because I have been employed with the same company for the past 22 years. My wife recently went back to work to provide additional income to assist in paying down our debt.? We plan on paying the same amount on our debt reduce, this would just allow us to get from under the high interest rates of the credit card companies.? We would also be able to pay this loan off sooner!

Monthly Gross Income: $ 5309.24

Monthly expenses:
??Housing: $ 2017 ????
??Insurance: $ 107
? Utilities: $ 238
??Phone, cable, internet: $ 175
? Credit cards and other loans: $ 950
??Other expenses: $ 422
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 31.45%	Starting monthly payment:	$41.09

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1994	Debt/Income ratio:	3%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	14y 3m
Amount delinquent:	$0	Revolving credit balance:	$804	Occupation:	Clerical
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	4
Screen name:	return-equilibrium4	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Establishing credit w/prosper
Purpose of loan:
This loan will be used to establish a credit history with prosper

My financial situation:
I am a good candidate for this loan because aside from a bump in the road the past year due to divorce, I've had great credit.

Monthly net income: $ 2300

Monthly expenses: $
??Housing: $ 50
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0 (live with family)
??Phone, cable, internet: $ 0
??Food, entertainment: $ 150
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 50
??Other expenses: $ 450 child support
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1999	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	15y 2m
Amount delinquent:	$134	Revolving credit balance:	$335	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	return-admirer	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting caught up on bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432045
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 30.10%	Starting monthly payment:	$61.63

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1994	Debt/Income ratio:	7%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,221	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	commerce-network	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
car repairs
Purpose of loan:
This loan will be used to? for car repairs?

My financial situation:
I am a good candidate for this loan because? For I work hard to maintain my credit and take care of my responabilities

Monthly net income: $ 1200

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 125.00
??Utilities: $
??Phone, cable, internet: $ 53.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $? 163.99
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432051
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.29%	Starting borrower rate/APR:	15.29% / 17.46%	Starting monthly payment:	$417.69

Auction yield range:	14.29% - 14.29%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1997	Debt/Income ratio:	21%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	15y 11m
Amount delinquent:	$0	Revolving credit balance:	$20,949	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	euro-cosmos	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF HIGHER INTEREST CC
Purpose of loan:
This loan will be used to? PAY OFF HIGHER INTEREST DEBT.

My financial situation:
I am a good candidate for this loan because? I AM VERY STABLE AND HAVE A GREAT RECORD W/O ANY LATES. HAVE LIVED IN SAME HOME 17 YEARS.

Monthly net income: $ 8350.00

Monthly expenses: $
??Housing: $ 780
??Insurance: $ 50
??Car expenses: $?500
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432057
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$325.70

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1999	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Part-time employee
Now delinquent:	2	Total credit lines:	22	Length of status:	0y 10m
Amount delinquent:	$931	Revolving credit balance:	$17,230	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	41	Homeownership:	No
Inquiries last 6m:	1
Screen name:	unique-penny8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying mo. bills and credit cards
Purpose of loan:
This loan will be used to?
pay off all my credit card and student loan debt, also a few monthly bills that got out of hand these few months
My financial situation:
I am a good candidate for this loan because?
i recently got a promotion and i work extra on the weekends and im trying very hard to bring up my credit score
Monthly net income: $
2200
Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 850
??Car expenses: $?1000??Utilities: $ 450
??Phone, cable, internet: $ 250
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432063
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1984	Debt/Income ratio:	143%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	47	Length of status:	11y 9m
Amount delinquent:	$610	Revolving credit balance:	$23,414	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	funds-doctor7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my legal matters
Purpose of loan:
This loan will be used to? pay off my legal matters, in which I have taken on the responsability to take legal action and obtain full custody of my grandson.? My daughter is serving in the military at this time and her ex-husband had been granted temporary custody, due to her departure to Iraq.? It has been very difficult for me to hear my grandson come to me and say how his father had re-married and both he and his current wife would show direct neglect towards my grandson.? It has been very time consuming for myself, having to attend attorney meeting, depositions, and various court hearings, to provide my grandson with a loving and healthy environment.?This situation has been very emotionally distressful for my daughter, which we only hear from once or maybe twice a week due to her deployment.? Only one can imagine what my daughter is feeling, not having the opportunity to defend herself in this very serious matter, where her son is hurting and the condition/decision of his future.

My financial situation:
I am a good candidate for this loan because? I am a very responsible woman, I always put my bills first and pay on a timely matter.? I always like to have a helping hand available, especially for emergencies like this one, where a child's future is at stake.

Monthly net income: $ 2200.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 230
??Utilities: $ 120
??Phone, cable, internet: $ 60
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.09%	Starting borrower rate/APR:	17.09% / 19.29%	Starting monthly payment:	$339.13

Auction yield range:	6.29% - 16.09%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1998	Debt/Income ratio:	16%
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$9,169	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	enticing-credit3	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off All existing debt
Purpose of loan:
This loan will be used to?

Pay off three of my credit cards and make one monthly payment that will allow me to service all my existing debt with one monthly payment and be debt free in 3 years.? All of the credit cards will be closed and purged for no further use.? I look forward to only having one monthly payment.? Credit debt was used to set up and pay for various items/ appliances in my home.

My financial situation:
I am a good candidate for this loan because?

I have a solid income of $75k annually, including bonuses that I receive annually as well and have a solid repayment and credit history.? I have paid and service all of my previous credit agreements.? I also work in the financial instituition at an international bank, where I have been employeed for about 10 years.? I think I'm a solid borrower with solid income, homeowner, and has solid prior borrowing history.? I'm looking to become financially independent of all credit cards/ credit and this is a great step to be able to close my credit cards.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$403.22

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1986	Debt/Income ratio:	25%
Credit score:	680-700 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	2y 0m
Amount delinquent:	$67	Revolving credit balance:	$4,661	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	claire_01	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$2,833.78	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off two high interest credit cards.

My financial situation:
I have a good, secure job, full time in the National Guard, but with credit card interest rates?jumping up to around 30% my?payments keep going up.? I have cut up my cards and would really like to pay?them off?and know that I will have my debt paid off in 3 years by the time my oldest?son graduates from High School and?will be?looking at college.? My payment record with Prosper has been flawless with the loan we already have, and I know that with a better interest rate I won't have a problem making the new payment.?My credit score has gone up over 20 points in the last year and a half.? The poor credit score initially came from my unemployment after being in Iraq in 2005, but thankfully that is not a problem anymore and my job security is very high.? The one late payment on my credit report recently?was due to my son breaking his arm and needing surgery.? That has been paid and we are up to date on all payments now.?

Monthly net income: $ 4200.00

Monthly expenses: $ 3000.00
??Housing: $ 1240.00
??Insurance: $ 100.00
??Car expenses: $ 0.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 660.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.01%	Starting borrower rate/APR:	22.01% / 24.27%	Starting monthly payment:	$114.59

Auction yield range:	8.29% - 21.01%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2000	Debt/Income ratio:	4%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	19	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cmonroe111	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting my own business
Purpose of loan:
This loan will be used as working capital?to secure inventory and equpment?for a small hobby shop I am looking to open in the Rochester, NY area. I already have?my certificate of authority, merchant account, gift card account, full POS system. I just need to purchase fixtures and security system for my location, along with?product lines.? My financial situation:
I am currently debt free and living at home to keep my expenses low. I own my car free and clear, and play only for my cell phone and car insurance each month.
I will have no problem repaying the loan with my income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432093
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,750.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$176.53

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-2006	Debt/Income ratio:	10%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	3	Length of status:	3y 7m
Amount delinquent:	$2,701	Revolving credit balance:	$0	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	4
Screen name:	euro-ringleader	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car/ debt consolidation
Purpose of loan:
This loan will be used to? the get a new car and payoff debt

My financial situation:
is strong i make good money but dont have any saved up. I am a good candidate for this loan because? i have a strong well paying job and make 100+ tips a night.

Monthly net income: $2000+

Monthly expenses: $800
??Housing: $325
??Insurance: $200
??Car expenses: $0
??Utilities: $25
??Phone, cable, internet: $25
??Food, entertainment: $175
??Clothing, household expenses $50
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$457.98

Auction yield range:	11.29% - 13.00%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1990	Debt/Income ratio:	68%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	19 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	15y 11m
Amount delinquent:	$0	Revolving credit balance:	$26,136	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dedication-delight	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to? consolidate credit card?debt with a lower interest rate.

My financial situation:???
I am a good candidate for this loan because? I always make my payments on time.? I have been employed with the same employeer for 16 years and it is a very stable job.? My husband and I make around $94,000.00 annually.? The credit cards I want to pay off have been cut so there will be no more spending on those accounts.?The debt that I would like to pay off was incurred while my husband was going to college and was?only working part-time so credit cards were used to help get by. ?I would very much like to become debt free by paying these debts off early.? Please consider me for a low interest loan.? Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432101
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.49%	Starting borrower rate/APR:	28.49% / 30.85%	Starting monthly payment:	$403.80

Auction yield range:	11.29% - 27.49%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1996	Debt/Income ratio:	32%
Credit score:	760-780 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	12y 2m
Amount delinquent:	$0	Revolving credit balance:	$18,779	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	wkggirl	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	760-780 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	760-780 (Jul-2008)
Principal balance:	$15,195.17	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying off 19.99% Credit Card
Purpose of loan:
This loan will be used to? pay down one credit card with an interest rate of 19.99%. Recently, I was on track to paying it off in a few months, but the credit card increased the interest rate from 3.9% to 19.99%. I would rather pay 'real' people the interest than an institution who doesn't care about their customer(s).

My financial situation:
I am a good candidate for this loan because? I have been employed as an x-ray technician at the same company for 12 years and going strong.? The reason I have a 'D' rating is because one of my credit cards was canceled by the bank for inactivity. With one credit card canceled, my fico score went down with it too.? I currently have a loan with Prosper and has been making timely payments for the past year.? I intend to pay back everyone.?

Thank you for reading & please help me!!

Income: ???? ???? ?? ?? $4400 (after tax)
Mortgage:????????????? $2495
2 Credit cards:?????? $1000 (balance of $20000)
Expenses:???????????? $500 (utilities, fuel, bridge tolls, etc)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432105
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.29%	Starting borrower rate/APR:	20.29% / 22.53%	Starting monthly payment:	$111.93

Auction yield range:	17.29% - 18.29%	Estimated loss impact:	19.02%
Lender servicing fee:	1.00%	Estimated return:	-0.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1995	Debt/Income ratio:	37%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	17	Length of status:	2y 8m
Amount delinquent:	$28	Revolving credit balance:	$12,390	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	PositiveHeart	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off two credit cards that I have. I have had both cards for about 10 years now, and have been able to make my monthly payments with no problems, until recently. My interest rate skyrocketed on both cards at around the same time (within the past two months). Both cards also suddenly slashed my available monthly balance drastically, which caused my monthly minimum payment to double on both cards.

My financial situation:
I am a good candidate for this loan because I have a good, steady job and reliable monthly income. I have always had good morals and ethics, and I?ve always been very responsible in paying my bills on time and maintaining good credit. If I am able to obtain a lower interest loan and pay off my credit cards, I will be able to devote more money toward paying off the loan completely. I?m committed to doing this. If someone is willing to take a chance and assist me with my goal of getting out of debt, I would be very grateful. Thanks.

Monthly net income: $ 2140.00
Monthly expenses: $
??Housing: $ 1100.00
??Insurance: $ 100.00
??Car expenses: $ 240.00
??Utilities: $ 60.00
??Phone, cable, internet: $ 85.00 (phone only, I have cancelled my cable and internet)
??Food, entertainment: $ 100.00 (food only, entertainment is being put on the back burner for now)
??Clothing, household expenses $ 25.00
??Credit cards and other loans: $ 12,000
??Other expenses: $ 100.00 (gas)

This is only an estimate. I'm finding new ways to cut expenses all the time, and I am getting better at it. I just need to get out of this hole I'm in and get back on track.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432107
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.49%	Starting borrower rate/APR:	29.49% / 31.86%	Starting monthly payment:	$548.25

Auction yield range:	11.29% - 28.49%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1997	Debt/Income ratio:	62%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$32,720	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	peace-lion	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Extra off space for holiday season
Purpose of loan:
This loan will be used to?secure extra office space and equipment for the upcoming holiday season.?

My financial situation:
I am a good candidate for this loan because of my history in paying back any debts owed without ever having a late payment to any creditors. Also, the extra revenue generated by this upcoming Christmas season will further ensure a timely pay back of this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432109
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$259.13

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1993	Debt/Income ratio:	15%
Credit score:	740-760 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	8y 3m
Amount delinquent:	$1,699	Revolving credit balance:	$1,740	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	direct-point	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping my daughters with finiancin
Purpose of loan:
This loan will be used to? Help one daughter pay off her car about 3000.? My other daughter just had a baby boy born in mid Oct.? she is currently out of work due to the pregnancy.? Her husband is in the construction industry and has had serval weeks of no work would like to give them 3000 to help them with my grandchildren and christmas.

My financial situation:
I am a good candidate for this loan because? I am a responsible family man...I have been married to my lovely wife for 35 years.? This loan is based on only my income but we are two income family.? We built our house in 1998.? I currently have the house payment, utility bills, and a couple of lines of credit.? We have two cars-one was paid off last year and we are financing the other one.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432115
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$974.12

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	38	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$71,221	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	pampell1	Borrower's state:	Texas	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	740-760 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	640-660 (Feb-2007) 640-660 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
Thriving Business Expansion
My wife and I are in the process of expanding our rapidly growing restaurant distribution company.? Over the past few years,?the company?has built a solid reputation in the mainstream market by exceeding both the pricing and service expectations of our customers.? Our focus has gradually shifted to the mid?/ high level markets including several?well known "chain" entities.??This?rapid growth has brought upon the requirement for additional funding to support inventory needs.? Most of these accounts require 30 day terms,?leading to a considerable amount of time between "payment out to vendor" and "payment in from customer".? The funding of this loan will assist with the necessary cash flow to support the?needs of?these new clients.?? The capital injection to date for this business is close to $250K, which has been paid via our Personal Savings, Checking Accounts and funds that the business has profited to date.?

My wife and I?also own a mortgage processing and fulfillment corporation that helps us to generate a household income of over $160K.? We have a solid A+ history with Prosper, already paying off a $25K loan with no late pays.? Personal credit bureaus are flawless (750 scores).? The D&B credit rating for both of our businesses are an 80 (which is excellent).Your ?temporary contribution? to our continued success is more than appreciated.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432119
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$907.45

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1989	Debt/Income ratio:	52%
Credit score:	660-680 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$57,683	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	engaging-transaction0	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards.

My financial situation:
I am a good candidate for this loan because I have two pretty good jobs, and wanting to seriously get out of debt.? The interest rate increase is killing me!

Monthly net income: $ 3900

Monthly expenses: $
??Housing: $ 655 + 205 HOA
??Insurance: $
??Car expenses: $ 100
??Utilities: $ 30
??Phone, cable, internet: $ 0
??Food, entertainment: $ 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1976	Debt/Income ratio:	26%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	31	Length of status:	0y 1m
Amount delinquent:	$24,155	Revolving credit balance:	$13,653	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	unrivaled-peso	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to pay off my?credit card debt

My financial situation:
I just started an excellent new job after being out of work for 2 1/2 years following a lay-off. I am a good candidate for this loan because I just paid off $10,000 of debt and have?started a new executive-level position. ?I have had an excellent credit history until the past six months.? I am now in the financial recovery phase as I start my new job.? I have eliminated?many expenses and cut back in other areas.? I am capable of paying this loan on a regular basis.
Monthly net income: $ 10362

Monthly expenses: $ 8825
??Housing: $ 3700
??Insurance: $ 400
??Car expenses: $ 150
??Utilities: $?650
??Phone, cable, internet: $ 175
??Food, entertainment: $ 400
??Clothing, household expenses $ 250
??Credit cards and other loans: $?3200
??Other expenses: $ 1300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432125
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$82.18

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-2002	Debt/Income ratio:	86%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	63	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,004	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	treasure-handshake	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds Needed To Launch My Business
Purpose of loan:
I am looking to start my own business to supplement my current annual income. I've gone as far as I can go on my own and need your help! My (for now) home-based business will be to sell saltwater aquarium supplies and livestock through the internet. Specifically, this loan will be used to cover final design/hosting costs for my website and initial livestock purchases. I will not need to purchase the supplies/dry goods I will be selling, as my supplier has agreed to ship directly to my clients.

I am a good candidate for this loan because I recently graduated with an MBA and am ready to use what I've learned to take my entrepreneurial spirit to the next level by forming my own business! My experience as a hobbyist (over the past 8 years) will also prove to be a vital resource to the success of this business and the satisfaction of my clients.

Monthly net income: $3,000 from my employer and $1,800 from my business (once I get it started)

Monthly Business Expenses:
? Website Hosting: $50
? Business Phone Line: $65
? Purchase of Stock: $1,000
? Aquarium Maintenance: $50
? Shipping Supplies: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432137
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 14.52%	Starting monthly payment:	$32.71

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2000	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,498	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	peso-bonaza	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Re-investing in prosper
Purpose of loan:
This loan will be used to? Re-invest in prosper

My financial situation:
I am a good candidate for this loan because?I have a good solid job, pay my bills on time and have the funds available to make the payments on this loan with no problems. This loan is going to be used as an investment, so hopefully the loan will pay for itself. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432139
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.50%	Starting borrower rate/APR:	21.50% / 23.76%	Starting monthly payment:	$379.32

Auction yield range:	17.29% - 20.50%	Estimated loss impact:	19.16%
Lender servicing fee:	1.00%	Estimated return:	1.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1997	Debt/Income ratio:	35%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,743	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dave1016249	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008)
Principal balance:	$3,099.93	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
paying off credit cards
Purpose of loan:
This loan will be used to?pay off high intrest credit cards?

My financial situation:
I am a good candidate for this loan because? i have a solid work history as you can see i have a pre exsisting loan witch is in good standing i was very sceptical on how this worked when i took that loan so i didnt not take as much as i needed to get my bills paid off but just a few now that i know how it works and seen how far i have caught up i would like to pay off some more credit cards

Monthly net income: $
2800? Monthly expenses: $
??Housing: $ 420
??Insurance: $ 60
??Car expenses: $80?
??Utilities: $ 100
??Phone, cable, internet: $70
??Food, entertainment: $ 160
??Clothing, household expenses $50
??Credit cards and other loans: $ 300
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432143
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1984	Debt/Income ratio:	59%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	12	Length of status:	22y 5m
Amount delinquent:	$785	Revolving credit balance:	$15,361	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	102%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	charming-integrity8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ask, Seek, Knock.....
Purpose of loan:
This loan will be used to?
Bring my finances back into good standing after over-extending myself to help family.
My financial situation:
I am a good candidate for this loan because?
One, I believe in paying my bills; not avoiding them and Two, this loan will enable me to access other monies and pay this loan off early.QUITE POSSIBLY WITHIN 3 MONTHS INSTEAD OF 3 YEARS! Even people with an 850 credit score probably couldn't make that claim. Ask me how.
Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 300
??Car expenses: $ 200
??Utilities: $ 250
??Phone, cable, internet: $ 145
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 38.47%	Starting monthly payment:	$458.04

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2001	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	11	Length of status:	4y 1m
Amount delinquent:	$424	Revolving credit balance:	$1,554	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	nickel-tempo	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Licensed E-waste inc capitalization
Purpose of loan:
This loan will be used to? Capitalize a california Licensed? electronics recycling company for the purchase of a clients inventory.

My financial situation:
I am a good candidate for this loan because? I am the ceo of a profitable company that will be able to repay the loan on time.

Monthly net income: $?6,400

Monthly expenses: $ 1600
??Housing: $ 800
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 200
??Other expenses: $ 30
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1999	Debt/Income ratio:	47%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$48,932	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	berkman13	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	36 ( 100% )	660-680 (Latest)
Principal borrowed:	$16,001.00	< mo. late:	0 ( 0% )	680-700 (May-2009) 660-680 (Oct-2008) 640-660 (Oct-2007) 540-560 (Jun-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
refi High %
Purpose of loan:
Tp pay off? credit cards to help my score and payoff faster.

My financial situation:
I feel I am a good credit risk, I haved?two prosper loan and have never been late and was paid off early.??The credit cards are joint debt held with my twin brother, we bought a house together and have made inprovements on the home.? This has also increased the value of the home.? Our joint income is well over 150,000.???

We both work as professors at a local college and work full-time for the federal and state government.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432155
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$335.04

Auction yield range:	17.29% - 33.00%	Estimated loss impact:	26.95%
Lender servicing fee:	1.00%	Estimated return:	6.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-2004	Debt/Income ratio:	29%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$656	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sojobg12	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Deploying Soon..Help Me Consolidate
undefinedundefinedPurpose of loan:
This loan will be used to consolidate my bills.I currently have eight open accounts, four of which are student loans, two are personal loans I took out this year to help my sister with college and the remaining two consist of a Kay?s and Zale?s card.I just paid off my Kay?s card and I have never used the Zale?s account.I will be deploying soon and I would like to have only one bill to pay each month.

My financial situation:
I am a good candidate for this loan because I have a secure job with the USAF.I pay all of my bills on time and always pay them off in advance.I have only been delinquent once on one student loan because of an error in my deferment paperwork.I want to become a homeowner when I return and this loan would help my credit, as I?m always told I do not have enough credit established.This loan would be paid off in less than two years.
Monthly net income: $ 2855 (Will increase while deployed)

Monthly expenses: $ 1620
??Housing: $ 375 (Will not have when deployed)
??Insurance: $0
??Car expenses: $120 (Will not have when deployed)
??Utilities: $150 (Will not have when deployed)
??Phone, cable, internet: $175 (Will not have when deployed)
??Food, entertainment: $150
??Clothing, household expenses $100 (Will not have when deployed)
??Credit cards and other loans: $550
??Other expenses: $
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432161
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$399.28

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1997	Debt/Income ratio:	15%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$489	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	38	Homeownership:	No
Inquiries last 6m:	7
Screen name:	kawasaki2005	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 93% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	1 ( 7% )	640-660 (Jul-2008)
Principal balance:	$634.98	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
paying off credit cards
Purpose of loan:
This loan will be used to? pay off smaller bills giving us some breathing room now that we are home owners

My financial situation:
I am a good candidate for this loan because? just bought a house, family is happily settling in to new life, and we would like to buy some 'new' things for house

Monthly net income: $ 3700

Monthly expenses: $
??Housing: $ 1386
??Insurance: $ 140
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$163.55

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1986	Debt/Income ratio:	81%
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$33,185	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	persistent-reward9	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consoldation
Purpose of loan:
This loan will be used to? High interest Credit Cards and free up cash flow

My financial situation:
I am a good candidate for this loan because?I'm honest and never late on payments this will easily free me up for some cash flow.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432179
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1993	Debt/Income ratio:	16%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,477	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	terrific-justice	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
reduce credit card debt
Purpose of loan:
This loan will be used to? Pat down debt on credit cards and improve my Financial situation

My financial situation:
I am a good candidate for this loan because? I have not been late on any payments and believe in paying my obligations

Monthly net income: $
4,100
Monthly expenses: $
??Housing: $ 1,752.00
??Insurance: $ 250.00
??Car expenses: $ 100.00
??Utilities: $ 120.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $
??Credit cards and other loans: $ 150.00
??Other expenses: $ Mortgage-1752.00
undefinedundefinedundefinedundefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432185
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,400.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.79%	Starting borrower rate/APR:	23.79% / 26.53%	Starting monthly payment:	$54.77

Auction yield range:	8.29% - 22.79%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1986	Debt/Income ratio:	12%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	9y 8m
Amount delinquent:	$266	Revolving credit balance:	$1,666	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	62%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wedrive4u	Borrower's state:	Georgia	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 87% )	700-720 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	2 ( 13% )	640-660 (Jun-2008) 640-660 (Jan-2008) 520-540 (Jan-2007)
Principal balance:	$1,622.59	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Interest rate increase, CC payoff
Purpose of loan:
This loan will be used to?pay off my credit cards, with the December 1st date approaching,?where the new law regarding interest rates will go into effect All of my credit cards are raising their rates prior to the date?of the new law. I recommend that everyone takes a closer look at your billing statement becasue most credit cards are doing it. Thanks Clark Howard for the advise. I also have one deliquent charge that just appeared on my credit report that I am disputing.

My financial situation:
I am a good candidate for this loan because I was invited by Prosper to apply for a second loan due to my consistent and timely payment history as stated below
Dear XXXXX,

We wanted to thank you for your membership with Prosper.

As you may have seen in recent headlines, getting a loan through the big banks has become increasingly difficult, leaving many of you to rely on high-rate credit cards to cover your finance needs.

Prosper is here to help.

Due to your consistent and timely payment history with us we are pleased to invite you to request a second loan. If you, or someone you know, are tired of paying high rates, apply now at Prosper. You could lower your monthly finance charges considerably. In these tough economic times, every extra dollar counts.
Since my first loan, my wife and I have purchased a new home, and welcomed a new addition to our family, our son who is pictured. We are still a two family income and I will be solely responsible. My career is going great and the part-time used car selling I started with the first loan is going great. Remember my target was automobiles $2000 and under, so with the current recession, it has been successful. Our credit is good, and?I am excited to be part of the prosper family

Monthly net income: $ 7000

Monthly expenses: $
??Housing: $ 1170
??Insurance: $ 83
??Car expenses: $ 203
??Utilities: $ 70
??Phone, cable, internet: $?75
??Food, entertainment: $?100
??Clothing, household expenses $ 125
??Credit cards and other loans: $?175
??Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.04%	Starting borrower rate/APR:	11.04% / 11.39%	Starting monthly payment:	$327.58

Auction yield range:	3.29% - 10.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2002	Debt/Income ratio:	21%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$90,753	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	TIERRA-DEL-SOL	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
TILL I GET MY CO
Purpose of loan:
This loan will be used to pay of some debts from my investment new house until I get My final C of O before the end of the year.

My financial situation:
I am a good candidate for this loan because I have plenty of new equity to pay it right back.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1999	Debt/Income ratio:	34%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	38	Length of status:	3y 3m
Amount delinquent:	$26	Revolving credit balance:	$2,706	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	money-comforter1	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?? I just finished RN school and will be able to pay the loan back quickly.?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$113.03

Auction yield range:	17.29% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1983	Debt/Income ratio:	2%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	21y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	surge855	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	680-700 (Sep-2008)
Principal balance:	$5,213.32	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Consolidating bills
Purpose of loan:
This loan will be used to pay off?some medical bills, car repairs and consolidate a few small bills. .

My financial situation:
I am a good candidate for this loan because I pay all my bills no matter how challenging?it can be. Consolidating some of my bills will help me get some of them paid off. My wife is?not working and has been unemployed since June 2008. I have been looking for part time work and and am hopeful I will find rthat soon. My wife was recently in a car accident and is not yet able to resume her looking for work this is where the medical bills have originated from.
Monthly net income: $ $4,056

Monthly expenses: $
??Housing: $ 809
??Insurance: $ 100
??Car expenses: $ 464
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1500 approx
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432203
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 12.39%	Starting monthly payment:	$664.67

Auction yield range:	3.29% - 11.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2000	Debt/Income ratio:	37%
Credit score:	800-820 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,524	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	peaceful-interest633	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF BILLS BABY ON THE WAY
Purpose of loan:
This loan will be used to?
THIS LOAN WILL PAY OFF THE REST OF MY DEBT BESIDES MORTGAGE AND CAR PAYMENT IT WILL LET ME GET A FRESH START WITH MY FIRST BABY ON THE WAY.
My financial situation:
I am a good candidate for this loan because? IVE BEEN WITH THE SAME JOB GOING ON 9YRS I HAVE EXCELLENT CREDIT AND THIS LOAN WILL HELP MY FIANCE AND MYSELF OUT WHILE SHES OUT OF WORK.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432209
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.49%	Starting borrower rate/APR:	28.49% / 30.85%	Starting monthly payment:	$208.14

Auction yield range:	11.29% - 27.49%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$11,657	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	economy-tambourine	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BuenaTierra Start-Up Capital
Purpose of loan:
I'm currently looking for a loan/angel investment to finish staging 5 river-front lots I own in Costa Rica (getting surveys, painting/fixing up houses, etc.), as well as looking for some start up capital to get BuenaTierra Eco-Realty off the ground (register biz, etc). ?I have $400k worth of river-front properties (lots) in Costa Rica I'm planning on selling, but need some debt capital to finish getting the lots ready for sale, as well as install a tower to provide internet service to the lots/area, which will add value to the lots, making it easier to sell the lots once the basic infrastructure is in place.? I have a detailed spreadsheet on how I would use the debt capital (loan), and would be happy to provide it to the lender upon request.

My financial situation:
I own over $2 Million dollars worth of property in Costa Rica, as well as have $100k in note payments due from an internet company I sold recently which will be paid next June 2010.? I own a travel company that generates enough income to cover the interest payments on a $5k loan.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432215
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$106.83

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2002	Debt/Income ratio:	23%
Credit score:	640-660 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,298	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	peso-bearer	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debt
Purpose of loan:
This loan will be used to? make it possible to sell my car and pay the remainder because it is upside down by 2,600. I want to sell my car so I can get out of under the $446 a month payment. This loan would make it possible to get rid of this debt without hurting my credit further.? I received an offer $2,600 lower than my car's pay off amount and I would use this loan to pay the remainder. It would be better for me to pay this loan at a smaller total amount and smaller monthly payment. It would help my family tremendously.

My financial situation:
I am a good candidate for this loan because?? I have a steady job, I have worked at my job for almost 8 years and have no intention of leaving. I pay my bills but I have had a few hard months in the past. My car payment is one of my largest expenses and it is not needed any more because I obtained a fully paid for car to drive.? Having this loan would mean I could pay a smaller amount to eventually be rid of this debt completely. Once I no longer have the car payment I can focus on this new loan and my other debts. I would love to be debt free.

Monthly net income: $? 3100.00

Monthly expenses: $
??Housing: $ 924.00
??Insurance: $ 100.00
??Car expenses: $ 446.00
??Utilities: $ 200.00
??Phone, cable, internet: $ $150.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432223
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$258.14

Auction yield range:	8.29% - 9.00%	Estimated loss impact:	7.18%
Lender servicing fee:	1.00%	Estimated return:	1.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1991	Debt/Income ratio:	21%
Credit score:	780-800 (Nov-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,739	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	greenback-axis	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card and Medical Payoff!
Purpose of loan:
This loan will be used to consolidate some credit card debt I accumulated during my divorce and to pay off my medical bills from a recent hip replacement.?

My financial situation:
I am a good candidate for this loan because I am a person who takes responsibility for my own life, and understand that fiscal responsibility on a personal level is critical to the success of the whole economy.? I don't want a bailout, I want to pay off what is my responsibility in a fair, timely, and reasonable manner.? It will just be easier to have in all in one place.? I have always had good credit, and I want to keep it that way!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	30.50%	Starting borrower rate/APR:	31.50% / 33.90%	Starting monthly payment:	$86.55

Auction yield range:	8.29% - 30.50%	Estimated loss impact:	9.24%
Lender servicing fee:	1.00%	Estimated return:	21.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1979	Debt/Income ratio:	84%
Credit score:	780-800 (Nov-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	46	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$208	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	15
Screen name:	integrity-bridge	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family Emergency (Funeral)
Purpose of loan:
This loan will be used for a family funeral.? I have a friend who's mother passed and she needs help as soon as possible to care of the funeral arrangements.? Her mother didn't have any life insurance and a bunch of us friends are doing whatever we can to help her out.

My financial situation:
I am a good candidate for this loan because I have been on time with my payments I have a really decent credit score and would not normally ask for help if I didn't need it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$86.66

Auction yield range:	8.29% - 14.00%	Estimated loss impact:	8.31%
Lender servicing fee:	1.00%	Estimated return:	5.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2003	Debt/Income ratio:	5%
Credit score:	700-720 (Nov-2009)	Current / open credit lines:	8 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	1y 9m
Amount delinquent:	$20	Revolving credit balance:	$996	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	self-reliant-agreement	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me consolidate Credit Cards
Purpose of loan:
This loan will be used to consolidate credit card debts. The credit card companies raise interest rate to 20%+ on top of taking my tax money (TARP). These evil companies!

My financial situation:
I am a good candidate for this loan because I have a stable a job and income and never miss a payment!

Monthly net income: $ 2600 from job

I am also a real estate agent. Occassionally I close?rental deals for $1000 per deal. I work on these deals during weekends.

Monthly expenses: $ 600-700

Information in the Description is not verified.